Exhibit 10.37

AMENDMENT NUMBER 2 TO TERM LOAN AGREEMENT

among

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND THE OTHER PERSONS
SIGNATORY HERETO AS BORROWERS

as Borrowers

and

THE LENDERS PARTY HERETO,

as Lenders

and

AQUARIAN CREDIT FUNDING LLC,

as Administrative Agent

dated as of February 15, 2021

AMENDMENT NUMBER 2 TO TERM LOAN AGREEMENT

This AMENDMENT NUMBER 2 TO TERM LOAN AGREEMENT (this “Amendment Number 2”) dated as of February 15, 2021 is made by and among HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation, HOF VILLAGE NEWCO, LLC; HOF VILLAGE PARKING, LLC; HOF VILLAGE YOUTH FIELDS, LLC; HOF VILLAGE STADIUM, LLC; HOF VILLAGE LAND, LLC; HOF VILLAGE HOTEL I, LLC; HOF VILLAGE SPORTS BUSINESS, LLC; HOF VILLAGE PARKING MANAGEMENT I, LLC; HOF VILLAGE RESIDENCES I, LLC; HOF VILLAGE CENTER FOR EXCELLENCE, LLC, HOF VILLAGE CENTER FOR PERFORMANCE, LLC; HOF VILLAGE WATERPARK, LLC; HOF VILLAGE HOTEL WP, LLC; HOF EXPERIENCE, LLC; HOF VILLAGE MEDIA GROUP, LLC and HOF VILLAGE RETAIL I, LLC, each a Delaware limited liability company (collectively, the “Borrowers”), in favor of AQUARIAN CREDIT FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the “Administrative Agent”) and INVESTORS HERITAGE LIFE INSURANCE COMPANY, and LINCOLN BENEFIT LIFE COMPANY (collectively, together with its successors and assigns, the “Lenders”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders, the Administrative Agent, and the other parties named therein are parties to the Term Loan Agreement, dated as of December 1, 2020, as amended by the Amendment Number 1 to Term Loan Agreement dated January 28, 2021, as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby; and

(2) The Administrative Agent, the Borrowers, and the Lenders desire to amend the Loan Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. The Loan Agreement is amended as follows:

(a) Section 10.23(a) thereof is amended by replacing the phrase “on or before February 15, 2021” to “on or before February 28, 2021.”

SECTION 2. Counterparts. This Amendment Number 2 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 3. Governing Law. This Amendment Number 2 shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation
HOF VILLAGE NEWCO, LLC
HOF VILLAGE PARKING, LLC
HOF VILLAGE YOUTH FIELDS, LLC
HOF VILLAGE STADIUM, LLC
HOF VILLAGE LAND, LLC
HOF VILLAGE HOTEL I, LLC
HOF VILLAGE SPORTS BUSINESS, LLC
HOF VILLAGE PARKING MANAGEMENT I, LLC
HOF VILLAGE RESIDENCES I, LLC
HOF VILLAGE CENTER FOR EXCELLENCE, LLC
HOF VILLAGE CENTER FOR PERFORMANCE, LLC
HOF VILLAGE WATERPARK, LLC
HOF VILLAGE HOTEL WP, LLC
HOF EXPERIENCE, LLC
HOF VILLAGE MEDIA GROUP, LLC
HOF VILLAGE RETAIL I, LLC
each, a Delaware limited liability company

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	Chief Executive Officer

[Signatures Continue on Next Page]

[Signature Page to Amendment Number 2 to Term Loan Agreement]

AQUARIAN CREDIT FUNDING LLC,
as Administrative Agent

By:	/s/ Rudrabhishek Sahay
	Name:	Rudrabhishek Sahay
	Title:	Authorized Signatory

INVESTORS HERITAGE LIFE INSURANCE COMPANY,
as a Lender

	By:	Aquarian Holdings Investment Management LLC, as investment advisor

By:	/s/ Rudrabhishek Sahay
Name:	Rudrabhishek Sahay
Title:	Authorized Signatory

[Signatures Continue on Next Page]

[Signature Page to Amendment Number 2 to Term Loan Agreement]

LINCOLN BENEFIT LIFE COMPANY
as a Lender

By:	/s/ Erik Braun
	Name:	Erik Braun
	Title:	Chief Financial Officer

[Signature Page to Amendment Number 2 to Term Loan Agreement]